Exhibit 99.1

FOR IMMEDIATE RELEASE
August 29, 2007

Novell Reports Financial Results for Third Fiscal Quarter 2007

•   Linux Platform Products revenue grew 77% year-over-year
•   Operating results improved year-over-year

WALTHAM, Mass. – August 29, 2007 – Novell, Inc. (NASDAQ:NOVL) today announced financial results for its third fiscal quarter ended July 31, 2007. For the quarter, Novell reported net revenue of $243 million, compared to net revenue of $236 million for the third fiscal quarter 2006. The loss from operations for the third fiscal quarter 2007 was $10 million, compared to a loss from operations of $40 million for the third fiscal quarter 2006. The loss available to common stockholders from continuing operations in the third fiscal quarter 2007 was $3 million, or $0.01 loss per common share. This compares to a loss available to common stockholders from continuing operations of $17 million, or $0.05 loss per common share, for the third fiscal quarter 2006. Foreign currency exchange rates favorably impacted total revenue by approximately $4 million and negatively impacted the loss from operations by $1 million year-over-year.

On a non-GAAP basis, adjusted income from operations for the third fiscal quarter 2007 was $12 million. This compares to non-GAAP adjusted income from operations of $6 million in the year-ago quarter. Non-GAAP adjusted income available to common stockholders from continuing operations for the third fiscal quarter 2007 was $16 million, or $0.05 per adjusted diluted common share. This compares to non-GAAP adjusted income available to common stockholders from continuing operations of $24 million, or $0.06 per adjusted diluted common share, for the third fiscal quarter 2006.

For the third fiscal quarter 2007, Novell reported $22 million of revenue from Open Platform Solutions of which $21 million was from Linux* Platform Products, up 77% year-over-year. Linux Platform Products invoicing was $38 million, up 95% year-over-year. Revenue from Identity and Security Management was $30 million of which Identity and Access Management was $27 million, up 2% year-over-year. Revenue from Systems and Resource Management was $35 million, up 4% year-over-year. Revenue from our Workgroup business unit declined 2% from the year-ago period to $83 million.

“We are encouraged by our Linux performance and the market's continued enthusiasm for our desktop to datacenter strategy. In addition, we are pleased with our operating margin expansion and progress on our strategic initiatives, ” said Ron Hovsepian, President and CEO of Novell.

Cash, cash equivalents and short-term investments were $1.8 billion at July 31, 2007, consistent with last quarter. Days sales outstanding in accounts receivable was 74 days at the end of the third fiscal quarter 2007, down from 88 days at the end of the year-ago quarter. Total deferred revenue was $734 million at the end of the third fiscal quarter 2007, up $343 million, or 88%, from July 31, 2006. Cash flow from operations was $26 million for the third fiscal quarter 2007, compared to $36 million in the third fiscal quarter 2006.

Full details on Novell's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial schedules that are a part of this release.

Financial Outlook

Novell management issues the following financial guidance:

For the full fiscal year 2007:

  Net revenue is expected to be between $925 million and $955 million, in line with prior guidance.
  On a non-GAAP basis, adjusted income from operations is expected to exceed previously stated guidance of between break-even and $10 million.
  Novell reiterates fiscal 2007 non-GAAP exit rate operating margin, as defined below, of between 5% and 7%.
Non-GAAP exit rate operating margin is defined as an annualized run rate expense level at the end of the period that, when compared to the full fiscal year's revenue, would result in pro forma operating margin for the year.

Non-GAAP Financial Measures

We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted diluted income available to common stockholders from continuing operations, and adjusted diluted income per common share from continuing operations based on an adjusted number of diluted weighted average shares. We provide non-GAAP financial measures to (i) enhance an overall understanding of our current financial performance and prospects for the future and (ii) enable investors to evaluate our performance in the same way that management does. Management uses these non-GAAP adjusted financial measures to evaluate performance, allocate resources, and determine commissions and bonuses. The non-GAAP adjusted financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are unusual, that are excluded from analysts' consensus estimates, and/or that arise outside of the ordinary course of business.

These non-GAAP financial measures exclude items such as, but not limited to, stock-based compensation expenses, restructuring expenses, asset impairments, litigation judgments and settlements, the write-off of acquired in-process research and development, and gains (losses) on the sale of business operations, long-term investments, and property, plant and equipment.

A summary of Novell’s vision, mission and strategy can be accessed on the Novell® Web site at: http://www.novell.com/company/ir/qresults/.

Conference Call Notification and Web Access Detail

A live Webcast of a Novell conference call to discuss the quarter will be broadcast at 5:00 PM ET August 29, 2007, from Novell’s Investor Relations Web page:
http://www.novell.com/company/ir/qresults/. The domestic conference call dial-in number is 866-335-5255, password “Novell”, and the international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the Novell Web site approximately two hours after its conclusion and will remain on the Web site until September 14, 2007. The call will also be available for telephone playback through midnight ET, September 14, 2007. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 10920968.

A copy of this press release is posted on Novell's Web site at:
http://www.novell.com/company/ir/qresults/.

Legal Notice Regarding Forward-Looking Statements

This press release includes statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, including those related to future financial and operating results, benefits and synergies of the company's brands and strategies, future opportunities and the growth of the market for Identity and Access Management and Linux Platform Products. You should be aware that Novell's actual results could differ materially from those contained in the forward-looking statements, which are based on current expectations of Novell management and are subject to a number of risks and uncertainties, including, but not limited to, Novell's ability to realize the benefits anticipated from the Microsoft transaction, Novell's ability to achieve its expense targets, Novell's success in executing its Linux Platform Products, Identity and Access Management, and Systems and Resource Management strategies, Novell's ability to take a competitive position in the Linux Platform Products, Identity and Access Management, and Systems and Resource Management industries, business conditions and the general economy, market opportunities, potential new business strategies, competitive factors, sales and marketing execution, shifts in technologies or market demand, Novell's ability to integrate acquired operations and employees, and the other factors described in Novell's Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 25, 2007. Novell disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release except as required by the securities laws.

About Novell

Novell, Inc. (Nasdaq: NOVL) delivers infrastructure software for the Open Enterprise. Novell is a leader in enterprise-wide operating systems based on Linux and open source and provides the enterprise management services required to operate mixed IT environments. Novell helps customers minimize cost, complexity and risk, allowing them to focus on innovation and growth. For more information, visit http://www.novell.com.

_________________

* Linux is a registered trademark of Linus Torvalds. All other third-party trademarks are the property of their respective owners.

Press Contact:

Bruce Lowry
Novell, Inc.
Phone: 415-383-8408
E-Mail: blowry@novell.com

Investor Relations Contact:

Susan Walker White
Novell, Inc.
Phone: 800-317-3195
E-Mail: swhite@novell.com

                                                                                                          Page 5 of 13
                                               Novell, Inc.
                          Consolidated Unaudited Condensed Statements of Operations
                                (In thousands, except per share data)

                                                 Fiscal Quarter Ended               Fiscal Year-to-Date
                                             -----------------------------      ----------------------------
                                             Jul 31, 2007    Jul 31, 2006       Jul 31, 2007    Jul 31, 2006
                                             ------------    -------------      ------------    ------------
Net revenue:
  Software licenses                             $ 44,748         $ 45,435         $ 124,822       $ 127,600
  Maintenance and subscriptions                  124,832          117,538           366,403         361,899
  Services (1)                                    73,555           73,298           215,662         216,462
                                             ------------    -------------      ------------    ------------
Total net revenue                                243,135          236,271           706,887         705,961
                                             ------------    -------------      ------------    ------------

Cost of revenue:
  Software licenses                                5,286            4,984            13,773          13,570
  Maintenance and subscriptions                   12,498           13,137            35,423          37,794
  Services                                        54,281           58,537           162,973         179,396
                                             ------------    -------------      ------------    ------------
Total cost of revenue                             72,065           76,658           212,169         230,760
                                             ------------    -------------      ------------    ------------

Gross profit                                     171,070          159,613           494,718         475,201
                                             ------------    -------------      ------------    ------------

Operating expenses:
  Sales and marketing                             84,591           89,703           263,367         266,871
  Product development                             54,207           45,993           153,236         136,836
  General and administrative                      28,647           25,605            82,581          80,172
                                             ------------    -------------      ------------    ------------
Total operating expenses before other            167,445          161,301           499,184         483,879

Income (loss) from operations before
  other operating expenses                         3,625           (1,688)           (4,466)         (8,678)

Other operating expenses (2)                      13,780           37,904            37,342          35,599
                                             ------------    -------------      ------------    ------------

Loss from operations                             (10,155)         (39,592)          (41,808)        (44,277)

Other income, net                                 15,446           10,781            47,246          36,602
                                             ------------    -------------      ------------    ------------

Income (loss) from continuing operations,
  before income taxes                              5,291          (28,811)            5,438          (7,675)

Income tax expense (benefit)                       8,711          (11,683)           20,927           5,527
                                             ------------    -------------      ------------    ------------

Loss from continuing operations                   (3,420)         (17,128)          (15,489)        (13,202)

Income (loss) from discontinued operations,
  before income taxes                                  -           12,453           (10,137)         15,346

Income tax expense (benefit)
  on discontinued operations                           -              849               (69)          2,461
                                             ------------    -------------      ------------    ------------
Income (loss) from discontinued operations             -           11,604           (10,068)         12,885

Loss before cumulative effect of a
  change in accounting principle                  (3,420)          (5,524)          (25,557)           (317)

Cumulative effect of a change
  in accounting principle                              -             (897)                -            (897)
                                             ------------    -------------      ------------    ------------

Net loss                                        $ (3,420)        $ (6,421)        $ (25,557)       $ (1,214)
                                             ============    =============      ============    ============

Loss available to common
stockholders:

  Continuing operations                         $ (3,420)       $ (17,175)        $ (15,489)      $ (13,343)
                                             ============    =============      ============    ============

  Net loss                                      $ (3,420)        $ (6,468)        $ (25,557)       $ (1,355)
                                             ============    =============      ============    ============

Loss per share available
to common stockholders:

  Continuing operations                          $ (0.01)         $ (0.05)          $ (0.04)        $ (0.04)

  Net loss                                       $ (0.01)         $ (0.02)          $ (0.07)        $ (0.00)

Weighted average shares                          348,177          340,127           346,731         368,106

(1) Services includes consulting, technical support and training services

(2) See Page 8 of 13 for a detail of other operating expenses.

Certain reclassifications, none of which affected net loss, were made to prior period amounts in order to conform to the current period's presentation.

Stock-based compensation expense recorded in above amounts:

                                                 Fiscal Quarter Ended               Fiscal Year-to-Date
                                             -----------------------------      ----------------------------
                                             Jul 31, 2007    Jul 31, 2006       Jul 31, 2007    Jul 31, 2006
                                             ------------    -------------      ------------    ------------

Cost of revenue                                  $ 1,257          $ 1,034           $ 3,241         $ 3,019
                                             ------------    -------------      ------------    ------------

  Sales and marketing                              2,831            2,819             7,091           9,394
  Product development                              2,684            1,954             7,370           6,341
  General and administrative                       2,087            1,880             5,787          10,095
                                             ------------    -------------      ------------    ------------
Total operating expenses                           7,602            6,653            20,248          25,830
                                             ------------    -------------      ------------    ------------

Continuing operations                              8,859            7,687            23,489          28,849

Discontinued operations                                -                -                 -             263
                                             ------------    -------------      ------------    ------------

  Total stock-based compensation expense         $ 8,859          $ 7,687          $ 23,489        $ 29,112
                                             ============    =============      ============    ============

                                                                                       Page 6 of 13
                                Novell, Inc.
                Consolidated Unaudited Condensed Balance Sheets
                                (In thousands)

                                                     Jul 31, 2007                Oct 31, 2006
                                                   ------------------          -----------------
Assets

Current assets:
  Cash and cash equivalents                               $  957,379                 $  675,787
  Short-term investments                                     865,259                    790,500
  Receivables, net                                           200,831                    233,986
  Prepaid expenses                                            55,593                     32,328
  Other current assets                                        31,931                     28,524
                                                   ------------------          -----------------
Total current assets                                       2,110,993                  1,761,125

Property, plant and equipment, net                           180,520                    184,084
Long-term investments                                              -                      2,263
Goodwill                                                     415,471                    424,701
Intangible assets, net                                        32,613                     40,404
Deferred income taxes                                          4,387                      4,770
Other assets                                                  30,156                     32,376
                                                   ------------------          -----------------

Total assets                                              $2,774,140                 $2,449,723
                                                   ==================          =================

Liabilities and Stockholders' Equity

Current liabilities:
  Accounts payable                                        $   36,131                 $   44,419
  Accrued compensation                                       102,080                    103,710
  Other accrued liabilities                                  100,352                    106,837
  Income taxes payable                                        48,743                     49,600
  Deferred revenue                                           456,253                    380,979
                                                   ------------------          -----------------
Total current liabilities                                    743,559                    685,545

Deferred income taxes                                          5,642                      4,186
Long-term deferred revenue                                   277,642                     45,992
Senior convertible debentures                                600,000                    600,000
                                                   ------------------          -----------------

Total liabilities                                          1,626,843                  1,335,723

Preferred stock                                                    -                      9,350

Stockholders' equity                                       1,147,297                  1,104,650
                                                   ------------------          -----------------

Total liabilities and stockholders' equity                $2,774,140                 $2,449,723
                                                   ==================          =================

Reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                    Page 7 of 13

                                                          Novell, Inc.
                                    Consolidated Unaudited Condensed Statements of Cash Flows
                                                         (In thousands)

                                                                      Fiscal Quarter Ended               Fiscal Year-to-Date
                                                                   ----------------------------      ----------------------------
                                                                   Jul 31, 2007   Jul 31, 2006       Jul 31, 2007   Jul 31, 2006
                                                                   ------------   -------------      -------------  -------------

Cash flows from operating activities:
  Net loss                                                            $ (3,420)       $ (6,421)         $ (25,557)      $ (1,214)
  Adjustments to reconcile net loss to net cash provided by
  operating activities:
    Stock-based compensation expense                                     8,859           7,687             23,489         29,112
    Stock-based compensation modification expense                          673               -              2,475              -
    Depreciation and amortization                                        9,690          11,530             31,163         33,908
    Changes in accounts receivable allowances                             (427)            243               (878)        (4,660)
    Utilization of previously reserved acquired net operating losses        10             340              4,835          3,860
    Purchased in-process research and development                            -               -                  -          2,110
    Net gain on sale of property, plant and equipment                        -          (3,778)                 -         (5,968)
    Loss on sale of Japan consulting group                                   -           8,273                  -          8,273
    Executive termination benefits, non-cash                                 -           9,409                  -          9,409
    Impairment of long-term investments, net of gains on sale                -             128             (1,738)           626
    Gain on sale of venture capital funds                                    -               -             (3,591)             -
    Impairment of intangible assets and goodwill                         3,851               -             14,699              -
    Gain on sale of discontinued operations, before taxes                    -         (11,960)              (628)       (11,960)
    Cumulative effect of a change in accounting principle                    -             897                  -            897
    Changes in current assets and liabilities, excluding the effect
      of acquisitions and dispositions                                   6,424          19,252            300,324        (27,616)
                                                                   ------------   -------------      -------------  -------------

    Net cash provided by operating activities                           25,660          35,600            344,593         36,777
                                                                   ------------   -------------      -------------  -------------

Cash flows from financing activities:
    Issuance of common stock, net                                        6,248           3,592             14,375         21,674
    Excess tax effects from stock-based compensation                     1,389          (1,028)             5,452          4,258
    Payment of cash dividends on Series B Preferred Stock                    -             (94)                (5)          (141)
    Repurchases of common stock, retired                                     -        (132,521)                 -       (400,000)
                                                                   ------------   -------------      -------------  -------------

    Net cash provided (used) by financing activities                     7,637        (130,051)            19,822       (374,209)
                                                                   ------------   -------------      -------------  -------------

Cash flows from investing activities:
    Purchases of property, plant and equipment                          (4,971)         (4,986)           (17,479)       (19,540)
    Proceeds from the sale of property, plant and equipment                  -          17,734                  -         24,992
    Proceeds from repayment of note receivable                               -               -                  -          9,092
    Short-term investment activity                                     (24,913)         (1,223)           (72,333)        45,035
    Long-term investment activity                                            -           1,586              1,738         (1,428)
    Cash paid for equity investment in Open Invention Network, LLC           -               -                  -         (4,225)
    Proceeds from the sale of Celerant, net of cash divested                 -          37,922                  -         37,922
    Proceeds from the sale of Salmon, net of cash divested                   -               -              2,749              -
    Proceeds from sale of venture capital funds                              -               -              4,964              -
    Cash paid for acquisition of e-Security, net of cash acquired            -               -                  -        (71,550)
    Cash paid for acquisition of Redmojo, net of cash acquired               -               -             (9,727)             -
    Purchase of intangible assets                                         (300)         (1,159)            (1,175)        (1,159)
    Other                                                                3,274           3,219              8,440          7,771
                                                                   ------------   -------------      -------------  -------------

    Net cash (used) provided by investing activities                   (26,910)         53,093            (82,823)        26,910
                                                                   ------------   -------------      -------------  -------------

Increase (decrease) in cash and cash equivalents                         6,387         (41,358)           281,592       (310,522)

Cash and cash equivalents - beginning of period                        950,992         542,074            675,787        811,238
                                                                   ------------   -------------      -------------  -------------

Cash and cash equivalents - end of period                            $ 957,379       $ 500,716          $ 957,379      $ 500,716
                                                                   ============   =============      =============  =============

                                                                                                                           Page 8 of 13
                                                            Novell, Inc.
                                      Unaudited Non-GAAP Adjusted Income (Loss) From Operations
                                               (In thousands, except per share data)

                                                                  Fiscal Quarter Ended               Fiscal Year-to-Date
                                                              ----------------------------       ----------------------------
                                                              Jul 31, 2007    Jul 31, 2006       Jul 31, 2007    Jul 31, 2006
                                                              ------------    ------------       ------------    ------------

   GAAP loss from operations                                    $ (10,155)      $ (39,592)         $ (41,808)      $ (44,277)
                                                              ------------    ------------       ------------    ------------

    Adjustments:

     Stock-based compensation expense                               8,859           7,687             23,489          28,849
                                                              ------------    ------------       ------------    ------------

     Other operating expenses (income):
       Restructuring expenses (benefit)                             6,024               -             17,898          (1,000)
       Purchased in-process research and development                    -               -                  -           2,110
       Gain on sale of property, plant and equipment                    -          (3,778)                 -          (5,968)
       Litigation-related expense (income)                            450          24,000                (93)         22,775
       Loss on sale of Japan consulting group                           -           8,273                  -           8,273
       Executive termination benefits, non-cash                         -           9,409                  -           9,409
       Impairment of intangible assets                              3,851               -              3,851               -
       Stock-based compensation review expenses                     3,455               -             15,686               -
                                                              ------------    ------------       ------------    ------------
         Sub-total                                                 13,780          37,904             37,342          35,599
                                                              ------------    ------------       ------------    ------------

     Total operating adjustments                                   22,639          45,591             60,831          64,448

   Non-GAAP income from operations                               $ 12,484         $ 5,999           $ 19,023        $ 20,171
                                                              ============    ============       ============    ============
     Operating Margin %                                              5.1%            2.5%               2.7%            2.9%

                                                           Novell, Inc.
                                          Unaudited Non-GAAP Adjusted Net Income (Loss)
                                              (In thousands, except per share data)

                                                                  Fiscal Quarter Ended               Fiscal Year-to-Date
                                                              ----------------------------       ----------------------------
                                                              Jul 31, 2007    Jul 31, 2006       Jul 31, 2007    Jul 31, 2006
                                                              ------------    ------------       ------------    ------------

   GAAP loss available to common stockholders
    from continuing operations                                   $ (3,420)      $ (17,175)         $ (15,489)      $ (13,343)
                                                              ------------    ------------       ------------    ------------

     Operating adjustments (detailed above)                        22,639          45,591             60,831          64,448
                                                              ------------    ------------       ------------    ------------

     Non-operating expenses (income) adjustments:
       Gain on sale of venture capital funds                            -               -             (3,591)              -
       Impairment of long-term investments,
         net of gains on sale                                           -             128             (1,738)            626
                                                              ------------    ------------       ------------    ------------
         Sub-total                                                      -             128             (5,329)            626
                                                              ------------    ------------       ------------    ------------

     Total pre-tax adjustments                                     22,639          45,719             55,502          65,074

     Income tax adjustments                                        (3,075)         (6,064)            (4,633)         (6,768)

     Diluted income adjustments:
       Debt interest expense                                            -           1,493                  -           4,479
       Allocation of earnings to preferred stockholders                 -             (98)                 -            (182)
                                                              ------------    ------------       ------------    ------------

     Total net adjustments                                         19,564          41,050             50,869          62,603

   Non-GAAP diluted income available to common
     stockholders from continuing operations                     $ 16,144        $ 23,875           $ 35,380        $ 49,260
                                                              ============    ============       ============    ============

   GAAP loss per common share
     from continuing operations                                   $ (0.01)        $ (0.05)           $ (0.04)        $ (0.04)
       Total adjustments detailed above                              0.06            0.11               0.14            0.15
                                                              ------------    ------------       ------------    ------------

   Non-GAAP diluted income per common share
     from continuing operations                                    $ 0.05          $ 0.06             $ 0.10          $ 0.11
                                                              ============    ============       ============    ============

   GAAP weighted average shares
     from continuing operations                                   348,177         340,127            346,731         368,106

     Change in dilution from assumed:
       Conversion of convertible debt                                   -          52,074                  -          52,074
       Adjustments for assumed stock option exercises               6,622           5,601              5,835           9,980
                                                              ------------    ------------       ------------    ------------

   Non-GAAP diluted weighted average shares                       354,799         397,802            352,566         430,160
                                                              ============    ============       ============    ============

   Revisions were made to prior period amounts in order to conform to the current period's presentation.

                                                                                                                                          Page 9 of 13

                                                                         Novell, Inc.
                                                   Consolidated Unaudited Condensed Statements of Operations
                                                           (In thousands, except per share data)

                                                                       Fiscal Year                                              Trailing Four
                                                      Q3 2006%       2006       %      Q2 2007     %       Q3 2007     %      Quarters     %
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----
Net revenue:
  Software licenses                                  $ 45,435    19.2  $ 173,678    18.4   $ 41,723    17.4    $ 44,748    18.4   $ 170,900   18.0
  Maintenance and subscriptions                       117,538    49.7    479,283    50.7    122,465    51.2     124,832    51.3     483,787   51.1
  Services                                             73,298    31.0    293,247    31.0     74,968    31.3      73,555    30.3     292,447   30.9
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----
Total net revenue                                     236,271   100.0    946,208   100.0    239,156   100.0     243,135   100.0     947,134  100.0
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Cost of revenue:
  Software licenses                                     4,984     2.1     18,161     1.9      4,260     1.8       5,286     2.2      18,364    1.9
  Maintenance and subscriptions                        13,137     5.6     49,680     5.3     11,270     4.7      12,498     5.1      47,309    5.0
  Services                                             58,537    24.8    235,472    24.9     54,515    22.8      54,281    22.3     219,049   23.1
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----
Total cost of revenue                                  76,658    32.4    303,313    32.1     70,045    29.3      72,065    29.6     284,722   30.1
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Gross profit                                          159,613    67.6    642,895    67.9    169,111    70.7     171,070    70.4     662,412   69.9
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Operating expenses:
  Sales and marketing                                  89,703    38.0    355,029    37.5     88,447    37.0      84,591    34.8     351,525   37.1
  Product development                                  45,993    19.5    180,380    19.1     52,562    22.0      54,207    22.3     196,780   20.8
  General and administrative                           25,605    10.8    103,619    11.0     28,697    12.0      28,647    11.8     106,028   11.2
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----
Total operating expenses before other                 161,301    68.3    639,028    67.5    169,706    71.0     167,445    68.9     654,333   69.1
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Income (loss) from operations before
  other operating expenses                             (1,688)   (0.7)     3,867     0.4       (595)   (0.2)      3,625     1.5       8,079    0.9

Other operating expenses                               37,904    16.0     44,124     4.7     10,451     4.4      13,780     5.7      45,867    4.8
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Loss from operations                                  (39,592)  (16.8)   (40,257)   (4.3)   (11,046)   (4.6)    (10,155)   (4.2)    (37,788)  (4.0)
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Other income
  Investment income                                    12,973     5.5     77,391     8.2     20,669     8.6      21,617     8.9     101,254   10.7
  Other, net                                           (2,192)   (0.9)    (8,018)   (0.8)    (6,914)   (2.9)     (6,171)   (2.5)    (21,237)  (2.2)
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----
Other income, net                                      10,781     4.6     69,373     7.3     13,755     5.8      15,446     6.4      80,017    8.4
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Income (loss) from continuing operations,
  before income taxes                                 (28,811)  (12.2)    29,116     3.1      2,709     1.1       5,291     2.2      42,229    4.5

Income tax expense (benefit)                          (11,683)   (4.9)    22,642     2.4      2,819     1.2       8,711     3.6      38,042    4.0
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Income (loss) from continuing operations              (17,128)   (7.2)     6,474     0.7       (110)   (0.0)     (3,420)   (1.4)      4,187    0.4

Income (loss) from discontinued operations,
  before income taxes                                  12,453     5.3     14,640     1.5        574     0.2           -       -     (10,843)  (1.1)

Income tax expense (benefit)
  on discontinued operations                              849     0.4      1,561     0.2      2,656     1.1           -       -        (969)  (0.1)
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----
Income (loss) from discontinued operations             11,604     4.9     13,079     1.4     (2,082)   (0.9)          -       -      (9,874)  (1.0)
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Income (loss) before cumulative effect of a
  change in accounting principle                       (5,524)   (2.3)    19,553     2.1     (2,192)   (0.9)     (3,420)   (1.4)     (5,687)  (0.6)

Cumulative effect of a change
  in accounting principle                                (897)   (0.4)      (897)   (0.1)         -       -           -       -           -      -
                                                     ---------  ------  ---------  ------  ---------  ------   ---------  ------  ----------  -----

Net income (loss)                                    $ (6,421)   (2.7)  $ 18,656     2.0   $ (2,192)   (0.9)   $ (3,420)   (1.4)   $ (5,687)  (0.6)
                                                     =========  ======  =========  ======  =========  ======   =========  ======  ==========  =====

Income (loss) available to common
stockholders:
  Continuing operations                              $(17,175)   (7.3)   $ 6,260     0.7     $ (110)   (0.0)   $ (3,420)   (1.4)
                                                     =========  ======  =========  ======  =========  ======   =========  ======
  Net income (loss)                                  $ (6,468)   (2.7)  $ 18,220     1.9   $ (2,192)   (0.9)   $ (3,420)   (1.4)
                                                     =========  ======  =========  ======  =========  ======   =========  ======

Income (loss) per share available
to common stockholders:
  Continuing operations                               $ (0.05)            $ 0.02            $ (0.00)            $ (0.01)
  Net income (loss)                                   $ (0.02)            $ 0.05            $ (0.01)            $ (0.01)

Weighted average shares                               340,127            365,659            346,492             348,177

Reclassifications, none of which affected net income (loss), were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                                   Page 10 of 13

                                                                           Novell, Inc.
                                                           Consolidated Unaudited Condensed Segment Results
                                                               (in thousands, except per share data)

                                                                                     Fiscal Quarter Ended July 31, 2007
                                          ---------------------------------------------------------------------------------------------------------------------------------------

                                                                Systems             Identity
                                        Open Platform         and Resource        and Security                               Business            Common
                                          Solutions      %     Management    %     Management    %      Workgroup     %     Consulting    %    Unallocated     Total       %
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Net revenue:
  Software licenses                          $     3    0.0      $ 9,686   21.3     $ 12,967    25.1    $ 22,092    20.6     $      -      -     $      -     $ 44,748    18.4
  Maintenance and subscriptions               22,067   68.5       25,164   55.3       16,832    32.5      60,769    56.6            -      -            -      124,832    51.3
  Services                                    10,166   31.5       10,631   23.4       21,944    42.4      24,469    22.8        6,345   100.0           -       73,555    30.3
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total net revenue                             32,236  100.0       45,481  100.0       51,743   100.0     107,330   100.0        6,345   100.0           -      243,135   100.0
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Cost of revenue:
  Software licenses                                -      -        1,101    2.4        2,786     5.4       1,399     1.3            -      -            -        5,286     2.2
  Maintenance and subscriptions                2,132    6.6        2,861    6.3        3,616     7.0       3,847     3.6            -      -           42       12,498     5.1
  Services                                     8,563   26.6        4,671   10.3       21,963    42.4      12,332    11.5        5,537   87.3        1,215       54,281    22.3
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total cost of revenue                         10,695   33.2        8,633   19.0       28,365    54.8      17,578    16.4        5,537   87.3        1,257       72,065    29.6
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Gross profit                                  21,541   66.8       36,848   81.0       23,378    45.2      89,752    83.6          808   12.7       (1,257)     171,070    70.4
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Operating expenses:
  Sales and marketing                              -      -            -      -            -       -           -       -            -      -       84,591       84,591    34.8
  Product development                         13,639   42.3       10,147   22.3       15,529    30.0      12,208    11.4            -      -        2,684       54,207    22.3
  General and administrative                       -      -            -      -            -       -           -       -            -      -       28,647       28,647    11.8
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total operating expenses before other         13,639   42.3       10,147   22.3       15,529    30.0      12,208    11.4            -      -      115,922      167,445    68.9
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Income (loss) from operations before
  other operating expenses                   $ 7,902   24.5     $ 26,701   58.7      $ 7,849    15.2    $ 77,544    72.2     $    808   12.7   $ (117,179)     $ 3,625     1.5
                                          ===========  =====  ===========  =====   ==========  ======  ==========   =====  ===========  =====  ===========   ==========  ======

                                                                                    Fiscal Quarter Ended April 30, 2007
                                          ---------------------------------------------------------------------------------------------------------------------------------------

                                                                Systems            Identity
                                        Open Platform         and Resource        and Security                               Business            Common
                                          Solutions      %     Management    %     Management    %      Workgroup     %     Consulting    %    Unallocated     Total       %
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Net revenue:
  Software licenses                          $     -      -      $ 7,650   18.1     $ 11,128    22.0    $ 22,945    21.2     $      -      -     $      -     $ 41,723    17.4
  Maintenance and subscriptions               21,041   67.4       24,770   58.7       15,570    30.7      61,084    56.4            -      -            -      122,465    51.2
  Services                                    10,189   32.6        9,773   23.2       23,964    47.3      24,273    22.4        6,769   100.0           -       74,968    31.3
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total net revenue                             31,230  100.0       42,193  100.0       50,662   100.0     108,302   100.0        6,769   100.0           -      239,156   100.0
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Cost of revenue:
  Software licenses                                -      -          841    2.0        2,128     4.2       1,291     1.2            -      -            -        4,260     1.8
  Maintenance and subscriptions                2,154    6.9        2,708    6.4        2,960     5.8       3,416     3.2            -      -           32       11,270     4.7
  Services                                     8,729   28.0        4,602   10.9       22,264    43.9      12,542    11.6        5,473   80.9          905       54,515    22.8
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total cost of revenue                         10,883   34.8        8,151   19.3       27,352    54.0      17,249    15.9        5,473   80.9          937       70,045    29.3
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Gross profit                                  20,347   65.2       34,042   80.7       23,310    46.0      91,053    84.1        1,296   19.1         (937)     169,111    70.7
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Operating expenses:
  Sales and marketing                              -      -            -      -            -       -           -       -            -      -       88,447       88,447    37.0
  Product development                         13,603   43.6        8,570   20.3       15,389    30.4      12,465    11.5            -      -        2,535       52,562    22.0
  General and administrative                       -      -            -      -            -       -           -       -            -      -       28,697       28,697    12.0
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total operating expenses before other         13,603   43.6        8,570   20.3       15,389    30.4      12,465    11.5            -      -      119,679      169,706    71.0
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Income (loss) from operations before
  other operating expenses                   $ 6,744   21.6     $ 25,472   60.4      $ 7,921    15.6    $ 78,588    72.6      $ 1,296   19.1   $ (120,616)    $   (595)   (0.2)
                                          ===========  =====  ===========  =====   ==========  ======  ==========   =====  ===========  =====  ===========   ==========  ======

                                                                                   Fiscal Quarter Ended July 31, 2006
                                          ---------------------------------------------------------------------------------------------------------------------------------------

                                                                Systems            Identity
                                        Open Platform        and Resource         and Security                               Business            Common
                                          Solutions      %     Management    %     Management    %      Workgroup     %     Consulting    %    Unallocated     Total       %
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Net revenue:
  Software licenses                         $    123    0.6      $ 8,760   20.1     $ 12,986    23.8    $ 23,566    21.5     $      -      -     $      -     $ 45,435    19.2
  Maintenance and subscriptions               14,874   73.9       24,840   57.0       17,177    31.4      60,647    55.3            -      -            -      117,538    49.7
  Services                                     5,119   25.4        9,982   22.9       24,511    44.8      25,477    23.2        8,209   100.0           -       73,298    31.0
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total net revenue                             20,116  100.0       43,582  100.0       54,674   100.0     109,690   100.0        8,209   100.0           -      236,271   100.0
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Cost of revenue:
  Software licenses                                -      -          800    1.8        2,700     4.9       1,484     1.4            -      -            -        4,984     2.1
  Maintenance and subscriptions                2,919   14.5        2,486    5.7        3,782     6.9       3,913     3.6            -      -           37       13,137     5.6
  Services                                     6,183   30.7        5,122   11.8       24,710    45.2      15,302    14.0        6,223   75.8          997       58,537    24.8
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total cost of revenue                          9,102   45.2        8,408   19.3       31,192    57.1      20,699    18.9        6,223   75.8        1,034       76,658    32.4
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Gross profit                                  11,014   54.8       35,174   80.7       23,482    42.9      88,991    81.1        1,986   24.2       (1,034)     159,613    67.6
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Operating expenses:
  Sales and marketing                              -      -            -      -            -       -           -       -            -      -       89,703       89,703    38.0
  Product development                         12,078   60.0        6,213   14.3       14,565    26.6      11,183    10.2            -      -        1,954       45,993    19.5
  General and administrative                       -      -            -      -            -       -           -       -            -      -       25,605       25,605    10.8
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------
Total operating expenses before other         12,078   60.0        6,213   14.3       14,565    26.6      11,183    10.2            -      -      117,262      161,301    68.3
                                          -----------  -----  -----------  -----   ----------  ------  ----------   -----  -----------  -----  -----------   ----------  ------

Income (loss) from operations before
  other operating expenses                  $ (1,064)  (5.3)    $ 28,961   66.5      $ 8,917    16.3    $ 77,808    70.9      $ 1,986   24.2   $ (118,296)    $ (1,688)   (0.7)
                                          ===========  =====  ===========  =====   ==========  ======  ==========   =====  ===========  =====  ===========   ==========  ======

Reclassifications, none of which affected net income (loss), were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                                    Page 11 of 13

                                                                                           Novell, Inc.
                                                                           Unaudited Trended Segment and Region Revenue
                                                                                         (In thousands)

                                                                           Fiscal Year                                                                                  Change from
Revenue by segment                                  Q3 2006%         2006           %        Q2 2007        %         Q3 2007        %          Q3 2007 to Q2 2007      Q3 2007 to Q3 2006
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     ----------------------   ---------------------

  Open platform solutions
    Linux platform products                          $ 11,590       4.9       $ 45,296       4.8       $ 18,889      7.9        $ 20,565      8.5         $ 1,676        8.9      $ 8,975       77.4
    Other open platform products                        3,407       1.4          8,146       0.9          2,152      0.9           1,505      0.6            (647)     (30.1)      (1,902)     (55.8)
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------
  Total open platform solutions                        14,997       6.3         53,442       5.6         21,041      8.8          22,070      9.1           1,029        4.9        7,073       47.2
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------

  Systems and resource management                      33,600      14.2        134,579      14.2         32,420     13.6          34,850     14.3           2,430        7.5        1,250        3.7
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------

  Identity and security management
    Identity and access management                     26,053      11.0         97,721      10.3         23,471      9.8          26,690     11.0           3,219       13.7          637        2.4
    Other identity and security management              4,110       1.7         17,975       1.9          3,227      1.3           3,109      1.3            (118)      (3.7)      (1,001)     (24.4)
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------
  Total identity and security management               30,163      12.8        115,696      12.2         26,698     11.2          29,799     12.3           3,101       11.6         (364)      (1.2)
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------

  Workgroup
    Open Enterprise Server                             45,204      19.1        181,695      19.2         43,180     18.1          44,604     18.3           1,424        3.3         (600)      (1.3)
    NetWare and other NetWare-related                   9,592       4.1         47,779       5.0          6,251      2.6           5,830      2.4            (421)      (6.7)      (3,762)     (39.2)
    Collaboration                                      25,276      10.7         96,176      10.2         23,503      9.8          24,689     10.2           1,186        5.0         (587)      (2.3)
    Other workgroup                                     4,141       1.8         23,594       2.5         11,095      4.6           7,738      3.2          (3,357)     (30.3)       3,597       86.9
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------
  Total workgroup                                      84,213      35.6        349,244      36.9         84,029     35.1          82,861     34.1          (1,168)      (1.4)      (1,352)      (1.6)
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------

    Total software licenses, maintenance
      and subscriptions                               162,973      69.0        652,961      69.0        164,188     68.7         169,580     69.7           5,392        3.3        6,607        4.1

  Services                                             73,298      31.0        293,247      31.0         74,968     31.3          73,555     30.3          (1,413)      (1.9)         257        0.4
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------

Total net revenue by segment                        $ 236,271     100.0      $ 946,208     100.0      $ 239,156    100.0       $ 243,135    100.0         $ 3,979        1.7      $ 6,864        2.9
                                                  ============   =======  =============   =======   ============   ======    ============   ======     ===========   ========   ==========   ========

Revenue by region

    Americas                                        $ 136,660      57.8      $ 536,813      56.7      $ 136,436     57.0       $ 138,000     56.8         $ 1,564        1.1      $ 1,340        1.0
    EMEA                                               78,738      33.3        324,528      34.3         82,718     34.6          84,940     34.9           2,222        2.7        6,202        7.9
    Asia Pacific                                       20,873       8.8         84,867       9.0         20,002      8.4          20,195      8.3             193        1.0         (678)      (3.2)
                                                  ------------   -------  -------------   -------   ------------   ------    ------------   ------     -----------   --------   ----------   --------

Total net revenue by region                         $ 236,271     100.0      $ 946,208     100.0      $ 239,156    100.0       $ 243,135    100.0         $ 3,979        1.7      $ 6,864        2.9
                                                  ============   =======  =============   =======   ============   ======    ============   ======     ===========   ========   ==========   ========

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                                                                                                       Page 12 of 13

                                                                        Novell, Inc.
                                         Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
                                                                        (In thousands)

                                                                     Fiscal Year                                                                            Change from
                                               Q3 2006%        2006          %      Q2 2007        %        Q3 2007       %           Q3 2007 to Q2 2007   Q3 2007 to Q3 2006
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ------------------------------------------
  Open platform solutions
    Linux platform products
      Software licenses                          $     -        -       $     -        -      $     -        -        $     -       -         $     -         -     $     -         -
      Maintenance and subscriptions               11,590      4.9        45,296      4.8       18,889      7.9         20,565     8.5           1,676       8.9       8,975      77.4
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                  11,590      4.9        45,296      4.8       18,889      7.9         20,565     8.5           1,676       8.9       8,975      77.4
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
    Other open platform products
      Software licenses                              123      0.1           605      0.1            -        -              3     0.0               3         -        (120)    (97.6)
      Maintenance and subscriptions                3,284      1.4         7,541      0.8        2,152      0.9          1,502     0.6            (650)    (30.2)     (1,782)    (54.3)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                   3,407      1.4         8,146      0.9        2,152      0.9          1,505     0.6            (647)    (30.1)     (1,902)    (55.8)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
  Systems and resource management
      Software licenses                            8,760      3.7        30,839      3.3        7,650      3.2          9,686     4.0           2,036      26.6         926      10.6
      Maintenance and subscriptions               24,840     10.5       103,740     11.0       24,770     10.4         25,164    10.3             394       1.6         324       1.3
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                  33,600     14.2       134,579     14.2       32,420     13.6         34,850    14.3           2,430       7.5       1,250       3.7
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
  Identity and security management
    Identity and access management
      Software licenses                           11,947      5.1        40,760      4.3       10,186      4.3         12,099     5.0           1,913      18.8         152       1.3
      Maintenance and subscriptions               14,106      6.0        56,961      6.0       13,285      5.6         14,591     6.0           1,306       9.8         485       3.4
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                  26,053     11.0        97,721     10.3       23,471      9.8         26,690    11.0           3,219      13.7         637       2.4
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
    Other identity and security management
      Software licenses                            1,039      0.4         5,430      0.6          942      0.4            868     0.4             (74)     (7.9)       (171)    (16.5)
      Maintenance and subscriptions                3,071      1.3        12,545      1.3        2,285      1.0          2,241     0.9             (44)     (1.9)       (830)    (27.0)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                   4,110      1.7        17,975      1.9        3,227      1.3          3,109     1.3            (118)     (3.7)     (1,001)    (24.4)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
  Workgroup
    Open Enterprise Server
      Software licenses                            9,071      3.8        39,269      4.2        9,022      3.8          9,877     4.1             855       9.5         806       8.9
      Maintenance and subscriptions               36,133     15.3       142,426     15.1       34,158     14.3         34,727    14.3             569       1.7      (1,406)     (3.9)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                  45,204     19.1       181,695     19.2       43,180     18.1         44,604    18.3           1,424       3.3        (600)     (1.3)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
    NetWare and other NetWare-related
      Software licenses                            5,961      2.5        24,108      2.5        4,951      2.1          4,414     1.8            (537)    (10.8)     (1,547)    (26.0)
      Maintenance and subscriptions                3,631      1.5        23,671      2.5        1,300      0.5          1,416     0.6             116       8.9      (2,215)    (61.0)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                   9,592      4.1        47,779      5.0        6,251      2.6          5,830     2.4            (421)     (6.7)     (3,762)    (39.2)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
    Collaboration
      Software licenses                            7,570      3.2        23,585      2.5        6,389      2.7          7,299     3.0             910      14.2        (271)     (3.6)
      Maintenance and subscriptions               17,706      7.5        72,591      7.7       17,114      7.2         17,390     7.2             276       1.6        (316)     (1.8)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                  25,276     10.7        96,176     10.2       23,503      9.8         24,689    10.2           1,186       5.0        (587)     (2.3)
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
    Other workgroup
      Software licenses                              964      0.4         9,082      1.0        2,583      1.1            502     0.2          (2,081)    (80.6)       (462)    (47.9)
      Maintenance and subscriptions                3,177      1.3        14,512      1.5        8,512      3.6          7,236     3.0          (1,276)    (15.0)      4,059     127.8
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                   4,141      1.8        23,594      2.5       11,095      4.6          7,738     3.2          (3,357)    (30.3)      3,597      86.9
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
  Total software licenses, maintenance
    and subscriptions
      Software licenses                           45,435     19.2       173,678     18.4       41,723     17.4         44,748    18.4           3,025       7.3        (687)     (1.5)
      Maintenance and subscriptions              117,538     49.7       479,283     50.7      122,465     51.2        124,832    51.3           2,367       1.9       7,294       6.2
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------
                                                 162,973     69.0       652,961     69.0      164,188     68.7        169,580    69.7           5,392       3.3       6,607       4.1
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------

  Services                                        73,298     31.0       293,247     31.0       74,968     31.3         73,555    30.3          (1,413)     (1.9)        257       0.4
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------

Total net revenue
      Software licenses                           45,435     19.2       173,678     18.4       41,723     17.4         44,748    18.4           3,025       7.3        (687)     (1.5)
      Maintenance and subscriptions              117,538     49.7       479,283     50.7      122,465     51.2        124,832    51.3           2,367       1.9       7,294       6.2
      Services                                    73,298     31.0       293,247     31.0       74,968     31.3         73,555    30.3          (1,413)     (1.9)        257       0.4
                                              -----------   ------  ------------  -------  -----------   ------   ------------  ------      ----------  --------  ----------   -------

Total net revenue                              $ 236,271    100.0     $ 946,208    100.0    $ 239,156    100.0      $ 243,135   100.0         $ 3,979       1.7     $ 6,864       2.9
                                              ===========   ======  ============  =======  ===========   ======   ============  ======      ==========  ========  ==========   =======

Certain reclassifications were made to the prior period amounts in order to conform to the current period's presentation.

                                                                                  Page 13 of 13
                                             Novell, Inc.
                   Major IT Software and Solutions Included Within Reported Line Items

                        Open Platform Solutions

                              Linux Platform Products

                                    > SUSE LINUX Enterprise Server
                                    > SUSE LINUX Enterprise Desktop

                              Other Open Platform Products

                                    > openSUSE
                                    > SUSE Engineering

                        Systems and Resource Management

                              > ZENworks Suite
                              > ZENworks Patch Management
                              > ZENworks Asset Management
                              > ZENworks Linux Management

                        Identity and Security Management

                              Identity and Access Management

                                    > Identity Manager
                                    > SecureLogin
                                    > Access Manager
                                    > Sentinel

                              Other Identity and Security Management

                                    > Web Services
                                    > eDirectory

                        Workgroup

                              Open Enterprise Server

                                    > Open Enterprise Server

                              NetWare and Other NetWare-Related

                                    > NetWare
                                    > Cluster Services

                              Collaboration

                                    > GroupWise

                              Other Workgroup

                                    > BorderManager

                        Services

                              > IT Consulting Services
                              > Technical Support Services
                              > Training Services